Exhibit 10.19

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of March 27, 2018, among Viking Ocean Cruises Ltd, an exempted company incorporated with limited liability organized under the laws of Bermuda (“VOC”), Viking Cruises Ltd, an exempted company incorporated with limited liability organized under the laws of Bermuda (“VCL”), Viking Ocean Cruises Ship I Ltd, an exempted company incorporated with limited liability organized under the laws of Bermuda (“VOC Ship I”), Viking Ocean Cruises Ship II Ltd, an exempted company incorporated with limited liability organized under the laws of Bermuda (together with VCL and VOC Ship I, the “Initial Guarantors”), The Bank of New York Mellon Trust Company, N.A., as trustee under the Indenture referred to below (the “Trustee”), and Wilmington Trust, National Association, as collateral agent under the Indenture referred to below (the “Collateral Agent”).

W I T N E S S E T H

WHEREAS, VOC Escrow Ltd, an exempted company incorporated with limited liability organized under the laws of Bermuda (the “Escrow Issuer”), has heretofore executed and delivered to the Trustee and the Collateral Agent an indenture, dated as of February 5, 2018 (the “Indenture”), providing for the issuance of 5.000% Senior Secured Notes due 2028 (the “Notes”);

WHEREAS, Section 13.01 of the Indenture provides that VOC may assume all obligations of the Escrow Issuer in respect of the Notes and the Indenture, as if VOC had itself issued such Notes, and the Escrow Issuer will be automatically released from all obligations under the Notes and the Indenture, so long as VOC and each Initial Guarantor have executed and delivered to the Trustee a supplemental indenture to the Indenture pursuant to which (i) VOC will become a party to the Indenture and expressly assume the Escrow Issuer’s obligations under the Notes and the Indenture, VOC will be substituted for, and may exercise every right and power of, the Escrow Issuer under the Indenture and the Escrow Issuer will be released from all obligations thereunder and (ii) each Initial Guarantor will become a Guarantor under the Indenture; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee and the Collateral Agent are authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, VOC, the Initial Guarantors, the Trustee and the Collateral Agent mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AGREEMENT TO ASSUME. VOC hereby agrees to unconditionally assume the Escrow Issuer’s Obligations under the Notes and the Indenture and to be bound by all other applicable provisions of the Indenture and the Notes and to perform all of the obligations and agreements of the Issuer under the Indenture.

3. AGREEMENT OF VCL. VCL hereby agrees to perform and observe all of the obligations in the Indenture to be observed and performed by the Company.

4. GUARANTEE. Each Initial Guarantor hereby provides an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the Indenture including but not limited to Article 10 thereof.

5. NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder of the Issuer or any Guarantor, as such, will have any liability for any obligations of the Issuer or the Guarantors under the Notes, the Indenture, the Note Guarantees, the Security Documents or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.

6. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

7. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

8. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

9. THE TRUSTEE AND THE COLLATERAL AGENT. Neither the Trustee nor the Collateral Agent shall be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by VOC and the Initial Guarantors.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

VIKING OCEAN CRUISES LTD

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Chief Executive Officer

VIKING CRUISES LTD

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Chief Executive Officer

VIKING OCEAN CRUISES SHIP I LTD

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Chief Executive Officer

VIKING OCEAN CRUISES SHIP II LTD

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Chief Executive Officer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	[Illegible]
Authorized Signatory

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

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